As filed with the Securities and Exchange Commission on May 6, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 6, 2013
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On May 6, 2013, Bank of America Corporation (the “Corporation”) issued a news release (the “News Release”) announcing a comprehensive settlement (the “Settlement Agreement”) with MBIA Inc. and certain of its affiliates (“MBIA”) to resolve all outstanding representations and warranties claims and all other claims between the parties. The Settlement Agreement requires certain approvals of the New York State Department of Financial Services, which are expected to be received, at which point the parties will execute the Settlement Agreement and promptly close the transactions contemplated therein. Pursuant to the Settlement Agreement, the Corporation will make certain payments to and terminate certain credit default swap protection agreements and other trades with MBIA, MBIA will issue warrants to the Corporation to acquire MBIA common stock, and the Corporation will provide a senior secured credit facility to MBIA.

In accordance with U.S. generally accepted accounting principles, the Corporation is required to reflect the impact of the Settlement Agreement, which is a subsequent event, in its financial statements for the first quarter of 2013 since it is related to conditions that existed at the balance sheet date of March 31, 2013. As a result, the Corporation will record $1.6 billion in additional pretax charges for the first quarter of 2013, of which $1.3 billion is related to the settlement and the remainder is related to other monolines. The after-tax effect of the additional charges will reduce the Corporation's first-quarter 2013 net income to $1.5 billion, or $0.10 per diluted common share, from the $2.6 billion, or $0.20 per diluted common share reported on April 17, 2013. The additional charges will be reflected in the Corporation's financial statements to be included in the Corporation's Quarterly Report on Form 10-Q for the period ended March 31, 2013, which will be filed with the Securities and Exchange Commission on or prior to May 10, 2013.

The information in the preceding paragraph shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall be incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01	Other Events.

The News Release announcing the Settlement Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

ITEM 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

The following exhibit is included herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release dated May 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: May 6, 2013

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release dated May 6, 2013

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